UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 20, 2001



                                   Frefax Inc.
               (Exact name of issuer as specified in its charter)





Florida                        000-29915                      650786722
(State or other jurisdiction   Commission                   IRS Employer
of incorporation              File Number No.             IdentificationNo.)





                1255 Peel Street, Montreal, Quebec H3B 2T9 CANADA
               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (514) 398-0515

Item 1.   Changes in Control of Registrant.

NOT APPLICABLE


Item 2.   Acquisition or Disposition of Assets.

NOT APPLICABLE


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE


Item 4.   Change in Registrant's Certifying Accountants

On November 30, 2001, Frefax Inc. engaged Fine & Associates, auditors, of Montreal, Quebec, Canada to act as auditors for the subsidiary China Xin Network Inc.

On December 17, 2001, Frefax Inc. transferred its all its auditing services to Fine and Associates and informed its auditors Massella Rubenstein LLP, of Jericho, New York, that following the merger between Frefax Inc. (FFAX) and China Xin Network Inc.(CXN), the auditors of the company will be Fine & Associates of Montreal, Quebec, Canada.

There were no disagreements with Massella Rubenstein LLP.

Item 5.   Other Events and Regulation FD Disclosure.

NOT APPLICABLE


Item 6.   Resignations of Registrant's Directors.

NOT APPLICABLE

Item 7.   Financial Statements and Exhibits.


Exhibits: Letter of Engagement of Fine & Associates


Item 8.   Change in Fiscal Year.

NOT APPLICABLE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FreFax Inc..
                                  (Registrant)


Date: December 20, 2001             By:/s/ Jean-Francois Amyot
                                       -----------------------
                                        Name: Jean-Francois Amyot,
                                        Title:   CEO & Chairman